SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 20, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 Cfr 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 20, 2007, the Compensation and Management Succession Committee (the “Committee”) of the Board of Directors of Mellon Financial Corporation (the “Corporation”) established the compensation for Robert P. Kelly, the Chairman, President and Chief Executive Officer of the Corporation.

Mr. Kelly’s annual base salary remains at $975,000; his 2006 bonus is $5,000,000; and, his annual long-term incentive award, granted under the Corporation’s Long-Term Profit Incentive Plan, consists of stock options for 483,835 shares, at an exercise price of $45.97 per share (the closing price of the Corporation’s common stock on the date of grant) which will vest in equal annual increments over five years and 40,461 shares of restricted stock which will vest on February 20, 2010, provided Mr. Kelly continues his service with the Corporation through the vesting dates.

Mr. Kelly also received an award of 32,630 restricted stock units, the vesting of which is conditioned on (1) the closing of the proposed merger of the Corporation and The Bank of New York Company, Inc. (“BNY”) into The Bank of New York Mellon Corporation (“Newco”); (2) the satisfactory progress of the integration of the Corporation and BNY (as determined by the Integration Committee of the Board of Newco); and (3) Mr. Kelly’s continued service through the vesting dates with Newco. Subject to satisfaction of these conditions, one-third of the restricted stock units, which will be converted into restricted stock units of Newco upon closing of the proposed merger, will vest on December 31, 2007 and two-thirds will vest on December 31, 2008. Upon vesting, the restricted stock units will be settled in cash based on the per share value of the common stock of Newco on the vesting date.

In establishing the compensation for Mr. Kelly, the Committee reviewed the Corporation’s performance in 2006 and Mr. Kelly’s performance with regard to previously established goals and objectives. The Committee took into account the results achieved by the Corporation in 2006, which the Committee viewed as extraordinary, and Mr. Kelly’s role and responsibility in achieving these results. The Committee also reviewed and took into consideration Mr. Kelly’s role in facilitating and negotiating the proposed merger between the Corporation and BNY, a transformational event for the Corporation. With respect to Mr. Kelly’s 2006 bonus, the Committee reviewed the target amounts set forth in his employment letter agreement (which was 400% of base salary for outstanding performance). The Committee used its discretion to grant bonuses in excess of the targeted amount to establish Mr. Kelly’s bonus in light of the factors noted above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the combined company may not realize, to the extent or at the time we expect, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; and (5) governmental or shareholder approvals of the transaction may not be obtained on the proposed terms or expected timeframe or at all. Additional factors that could cause The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving BNY, Mellon and Newco. In connection with the proposed transaction, Newco filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus for the shareholders of BNY and Mellon, and each of BNY and Mellon will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS THE OTHER DOCUMENTS REFERRED TO IN THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive joint proxy statement/prospectus will be mailed to BNY and Mellon shareholders. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about BNY and Mellon, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Mellon Financial Corporation, Secretary of Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699), or from The Bank of New York Company, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578).

The respective directors and executive officers of The Bank of New York Company, Inc. and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Mellon Financial Corporation and/or The Bank of New York Company, Inc. in respect of the proposed transaction. Information about the directors and executive officers of Mellon Financial Corporation is set forth in the proxy statement for Mellon Financial Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 15, 2006. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company, Inc.’s annual meeting of shareholders, as filed with the SEC on March 24, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: February 26, 2007	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer